Exhibit (g)(9)

APPENDIX A

TO

CUSTODIAN AGREEMENT

BETWEEN

The Bank of New York Mellon

(formerly Mellon Bank. N.A.)

AND

EACH OF THE INVESTMENT COMPANIES

DATED AS OF March 9, 2011

Trust Name	Fund Name	Effective Date

Fidelity Aberdeen Street Trust	Fidelity Advisor Freedom 2045 Fund	January 1, 2007
Fidelity Aberdeen Street Trust	Fidelity Advisor Freedom 2050 Fund	January 1, 2007
Fidelity Aberdeen Street Trust	Fidelity Freedom 2045 Fund	January 1, 2007
Fidelity Aberdeen Street Trust	Fidelity Freedom 2050 Fund	January 1, 2007
Fidelity Advisor Series I	Fidelity Advisor Growth Opportunities Fund	January 1, 2007
Fidelity Advisor Series I	Fidelity Advisor Value Fund	June 29, 2007
Fidelity Advisor Series VII	Fidelity Advisor Real Estate Fund	January 1, 2007
Fidelity Charles Street Trust	Fidelity Series Broad Market Opportunities Fund	July 29, 2007
Fidelity Concord Street Trust	Spartan 500 Index Fund	January 1, 2007
Fidelity Concord Street Trust	Spartan Extended Market Index Fund	January 1, 2007
Fidelity Concord Street Trust	Spartan International Index Fund	January 1, 2007
Fidelity Concord Street Trust	Spartan Total Market Index Fund	January 1, 2007
Fidelity Fixed-Income Trust	Fidelity Series Inflation-Protected Bond Index Fund	September 29, 2009
Fidelity Fixed-Income Trust	Fidelity Strategic Real Return Fund	June 29, 2007
Fidelity Income Fund	Fidelity Income Replacement 2016 Fund	July 31, 2007
Fidelity Income Fund	Fidelity Income Replacement 2018 Fund	July 31, 2007
Fidelity Income Fund	Fidelity Income Replacement 2020 Fund	July 31, 2007
Fidelity Income Fund	Fidelity Income Replacement 2022 Fund	July 31, 2007
Fidelity Income Fund	Fidelity Income Replacement 2024 Fund	July 31, 2007
Fidelity Income Fund	Fidelity Income Replacement 2026 Fund	July 31, 2007
Fidelity Income Fund	Fidelity Income Replacement 2028 Fund	July 31, 2007
Fidelity Income Fund	Fidelity Income Replacement 2030 Fund	July 31, 2007
Fidelity Income Fund	Fidelity Income Replacement 2032 Fund	July 31, 2007
Fidelity Income Fund	Fidelity Income Replacement 2034 Fund	July 31, 2007
Fidelity Income Fund	Fidelity Income Replacement 2036 Fund	July 31, 2007
Fidelity Income Fund	Fidelity Income Replacement 2038 Fund	December 31, 2007
Fidelity Income Fund	Fidelity Income Replacement 2040 Fund	December 31, 2007
Fidelity Income Fund	Fidelity Income Replacement 2042 Fund	December 31, 2007
Fidelity Investment Trust	Fidelity International Small Cap Fund	January 1, 2007
Fidelity Mt. Vernon Street Trust	Fidelity 130/30 Large Cap Fund	March 26, 2008
Fidelity Securities Fund	Fidelity International Real Estate Fund	January 1, 2007
Fidelity Summer Street	Fidelity Series High Income Fund	March 6, 2011
Variable Insurance Products Fund II	Index 500 Portfolio	January 1, 2007
Variable Insurance Products Fund III	Growth Opportunities Portfolio	January 1, 2007
Variable Insurance Products Fund III	Value Strategies Portfolio	January 1, 2007
Variable Insurance Products Fund IV	Growth Stock Portfolio	January 1, 2007
Variable Insurance Products Fund IV	Real Estate Portfolio	January 1, 2007
Variable Insurance Products Fund V	Freedom 2005 Portfolio	June 29, 2007
Variable Insurance Products Fund V	Freedom 2010 Portfolio	June 29, 2007
Variable Insurance Products Fund V	Freedom 2015 Portfolio	June 29, 2007
Variable Insurance Products Fund V	Freedom 2020 Portfolio	June 29, 2007
Variable Insurance Products Fund V	Freedom 2025 Portfolio	June 29, 2007
Variable Insurance Products Fund V	Freedom 2030 Portfolio	June 29, 2007
Variable Insurance Products Fund V	Freedom 2035 Portfolio	April 7, 2009
Variable Insurance Products Fund V	Freedom 2040 Portfolio	April 7, 2009
Variable Insurance Products Fund V	Freedom 2045 Portfolio	April 7, 2009
Variable Insurance Products Fund V	Freedom 2050 Portfolio	April 7, 2009
Variable Insurance Products Fund V	Freedom Income Portfolio	June 29, 2007
Variable Insurance Products Fund V	Freedom Lifetime Income I Portfolio	June 29, 2007
Variable Insurance Products Fund V	Freedom Lifetime Income II Portfolio	June 29, 2007
Variable Insurance Products Fund V	Freedom Lifetime Income III Portfolio	June 29, 2007
Variable Insurance Products Fund V	Investor Freedom 2005 Portfolio	June 29, 2007
Variable Insurance Products Fund V	Investor Freedom 2010 Portfolio	June 29, 2007
Variable Insurance Products Fund V	Investor Freedom 2015 Portfolio	June 29, 2007
Variable Insurance Products Fund V	Investor Freedom 2020 Portfolio	June 29, 2007
Variable Insurance Products Fund V	Investor Freedom 2025 Portfolio	June 29, 2007
Variable Insurance Products Fund V	Investor Freedom 2030 Portfolio	June 29, 2007
Variable Insurance Products Fund V	Investor Freedom Income Portfolio	June 29, 2007

1. The removal of Variable Insurance Products Fund V: Strategic Income Portfolio effective 3/11/11.

2. The removal of Fidelity Mt. Vernon Street Trust: Fidelity Growth Company Fund effective 3/25/11.

3. The addition of Fidelity Summer Street Trust: Fidelity Series High Income Fund effective 3/6/11.

Each of the Investment Companies		\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\	The Bank of New York Mellon
Listed on Appendix "A" Attached
Hereto, on Behalf of each of Their
Respective Portfolios

By:	/s/Jeffrey Christian		By:	/s/Claire Driscoll
Name:	Jeffrey Christian		Name:	Claire Driscoll
Title:	Deputy Treasurer		Title:	Vice President